============================================================================

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                     ----------------------------------



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 23, 2001



                                  EXX INC.
           (Exact name of registrant as specified in its charter)


            NEVADA                     001-0654                880325271
        (State or other            (Commission File        (I.R.S. Employer
        jurisdiction of                 Number)             Identification
         organization)                                          Number)



           1350 EAST FLAMINGO ROAD, SUITE 689
                    LAS VEGAS, NEVADA                       89119-5263
        (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code: (702) 598-3223

============================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

           On July 23, 2001, EXX INC. ("EXX") entered into Stock Purchase Agreements with each of Jerry D. Campbell, James D. Cirar, Shirley E. Gofrank, William A. Lawson and Richard A. Smith, each directors of Newcor, Inc. ("Newcor"), pursuant to which EXX purchased 206,283, 5,827, 271,271, 124,704 and 71,909 shares of common stock of Newcor, respectively, for a purchase price of $2.00 per share in cash. In addition, EXX purchased from Mr. Lawson $500,000 principal amount of Newcor's 9.875% Senior Subordinated Notes Due 2008 (the "Notes") for a purchase price of $271,250 in cash and paid to Mr. Lawson the accrued interest on the Notes of $19,073.63. The consideration for these purchases was determined through arms'-length negotiations between the parties.

           Simultaneously, EXX purchased 24,000 shares of common stock of Newcor from David A. Segal, Chairman and Chief Executive Officer of EXX, for $2.00 per share. The consideration paid to Mr. Segal was the same price per share as that paid to the other directors of Newcor.

           As a result of these purchases, EXX owns approximately 31% of the common stock of Newcor. The consideration for these purchases was paid by EXX out of working capital.

           Prior to the above-mentioned transactions, each of Mr. Campbell, Mr. Cirar, Ms. Gofrank, Mr. Lawson and Mr. Smith served as directors of Newcor, along with Mr. Segal. Following these transactions, each of Mr. Campbell, Mr. Cirar, Ms. Gofrank, Mr. Lawson, Mr. Smith and a sixth director, Jack R. Lousma, resigned from the Board of Directors of Newcor. In place of the resigning directors, Jerry Fishman, Norman Perlmutter and Frederic Remington, each directors of EXX, were appointed as directors of Newcor. Simultaneously, the number of directors constituting the Board of Directors of Newcor was reduced to six directors.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)   Financial statements. The financial statements of Newcor,
                --------------------
including the Report of Independent Accountants thereon and the notes thereto, included on pages F-1 to F-28 of Newcor's Annual Report on Form 10-K for the year ended December 31, 2000, are hereby incorporated herein by reference.

          (b)   Pro forma financial information:
                -------------------------------

                The following unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of EXX which give effect to the following:

                o the acquisition of 679,994 shares of common stock of Newcor from former directors of Newcor;

                o the acquisition of 24,000 shares of common stock of Newcor from David A. Segal, the Chairman and Chief Executive Officer of EXX; and

                o the acquisition of $500,000 principal amount of Newcor's 9.875% Senior Subordinated Notes Due 2008 from William A. Lawson.

                The above transactions increase EXX's investment in Newcor to 31.2% requiring the equity method of accounting to be used. The unaudited consolidated balance sheet gives effect to the events described above as if they occurred as of March 31, 2001 and the unaudited pro forma condensed consolidated statements of operations give effect to the events as if they occurred as of the first day of each of the periods presented.

                The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma financial statements do not purport to represent what EXX's results of operations or financial condition would actually have been had the events described above in fact occurred on such dates or project EXX's results of operations or financial condition for any future period or date.

                                                   EXX INC. AND SUBSIDIARIES
                                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                         MARCH 31, 2001

                                                                    EXX INC.                  PRO FORMA
                                                                   HISTORICAL                ADJUSTMENTS            PRO FORMA
ASSETS

Current assets
    Cash and cash equivalents.................................  $      7,962,000  (A)     $     (1,679,000)    $      6,283,000
    Short-term investments....................................           602,000                                        602,000
    Accounts receivable, net..................................         3,154,000                                      3,154,000
    Inventories...............................................         2,994,000                                      2,994,000
    Other current assets......................................           295,000                                        295,000
    Deferred tax asset........................................           594,000  (A)             (153,000)             441,000
                                                                ---------------------------------------------------------------

       Total current assets...................................        15,601,000                (1,832,000)          13,769,000

Property and equipment, net...................................         1,964,000                                      1,964,000

Long-term investments.........................................         1,010,000  (A)            1,679,000
                                                                                  (A)              451,000            3,140,000

Other assets..................................................           427,000                                        427,000
                                                                ---------------------------------------------------------------

                                                                $     19,002,000          $        298,000     $     19,300,000
                                                                ===============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Notes payable current portion.............................  $         63,000          $              -     $         63,000
    Accounts payable and other current liabilities............         3,504,000                                      3,504,000
    Income taxes payable......................................            49,000                                         49,000
                                                                ---------------------------------------------------------------

       Total current liabilities..............................         3,616,000                         -            3,616,000
                                                                ---------------------------------------------------------------

Long-term liabilities
    Notes payable, less current portion.......................         1,609,000                                      1,609,000
    Pension liability and other postretirement benefits.......           473,000                                        473,000
    Deferred tax liability....................................           380,000                                        380,000
                                                                ---------------------------------------------------------------

       Total liabilities......................................         6,078,000                         -            6,078,000
                                                                ---------------------------------------------------------------

Stockholders' equity
    Preferred stock...........................................                 -                                              -
    Common stock..............................................           127,000                                        127,000
    Capital in excess of par value............................         2,670,000                                      2,670,000
    Accumulated comprehensive income..........................          (638,000) (A)              298,000             (340,000)
    Retained earnings.........................................        11,082,000                                     11,082,000
    Treasury stock............................................          (317,000)                                      (317,000)
                                                                ---------------------------------------------------------------

       Total stockholders' equity.............................        12,924,000                   298,000           13,222,000
                                                                ---------------------------------------------------------------

                                                                $     19,002,000          $        298,000     $     19,300,000
                                                                ===============================================================

See notes to the unaudited pro forma condensed consolidated financial statements.

                                                   EXX INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                               THREE MONTHS ENDED MARCH 31, 2001


                                                                    EXX INC.                  PRO FORMA
                                                                   HISTORICAL                ADJUSTMENTS            PRO FORMA
Net sales.....................................................  $      4,978,000          $              -     $      4,978,000

Cost of sales.................................................         3,464,000                                      3,464,000
                                                                ---------------------------------------------------------------

Gross profit..................................................         1,514,000                         -            1,514,000

Selling, general and
    administrative expenses...................................           989,000                                        989,000
                                                                ---------------------------------------------------------------

Operating income..............................................           525,000                         -              525,000

Equity in loss of subsidiary..................................                    (B)           (1,087,000)          (1,087,000)
Other income..................................................            67,000  (C)                7,000
                                                                                  (C)               12,000               86,000
                                                              -----------------------------------------------------------------

Income (loss) before income taxes.............................           592,000                (1,068,000)            (476,000)

Income taxes..................................................           201,000  (D)                6,000              207,000
                                                                ---------------------------------------------------------------

Net income (loss).............................................  $        391,000          $     (1,074,000)    $       (683,000)
                                                                ===============================================================

Net income (loss) per common share
    Basic.....................................................  $           0.03                               $          (0.06)
                                                                ==================                             ================

    Diluted...................................................  $           0.03                               $          (0.06)
                                                                ==================                             ================

Weighted average shares outstanding
    Basic.....................................................        12,255,000                                     12,255,000
                                                                ==================                             ================

    Diluted...................................................        12,311,000                                     12,255,000
                                                                ==================                             ================


See notes to the unaudited pro forma condensed consolidated financial statements.

                                                   EXX INC. AND SUBSIDIARIES
                               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                                  YEAR ENDED DECEMBER 31, 2000

                                                                    EXX INC.                  PRO FORMA
                                                                   HISTORICAL                ADJUSTMENTS            PRO FORMA
Net sales.....................................................  $     19,163,000          $              -     $     19,163,000

Cost of sales.................................................        11,824,000                                     11,824,000
                                                                ---------------------------------------------------------------

Gross profit..................................................         7,339,000                         -            7,339,000

Selling, general and
    administrative expenses...................................         5,212,000                                      5,212,000
                                                                ---------------------------------------------------------------

Operating income..............................................         2,127,000                         -            2,127,000

Equity in loss of subsidiary..................................                    (B)           (2,054,000)          (2,054,000)
Other income..................................................           400,000  (C)               27,000
                                                                                  (C)               49,000              476,000
                                                                ---------------------------------------------------------------

Income (loss) before income taxes.............................         2,527,000                (1,978,000)             549,000

Income taxes..................................................           855,000  (D)               26,000              881,000
                                                                ---------------------------------------------------------------

Net income (loss).............................................  $      1,672,000          $     (2,004,000)    $       (332,000)
                                                                ===============================================================

Net income (loss) per common share
    Basic.....................................................  $           0.13                               $         (0.03)
                                                                ==================                             ===============

    Diluted...................................................  $           0.13                               $         (0.03)
                                                                ==================                             ===============

Weighted average shares outstanding
    Basic.....................................................        12,616,000                                     12,616,000
                                                                ==================                             ================

    Diluted...................................................        13,052,000                                     12,616,000
                                                                ==================                             ================


See notes to the unaudited pro forma condensed consolidated financial statements.

                          EXX INC. AND SUBSIDIARIES

                      NOTES TO THE UNAUDITED PRO FORMA
                 CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE A - The unaudited pro forma condensed consolidated financial statements give effect to the acquisition of 679,994 shares of Newcor from former directors of Newcor and the purchase of 24,000 shares of Newcor from David A. Segal, the Chairman and Chief Executive Officer of EXX, at a purchase price of $2.00 per share and the purchase of $500,000 principal amount of Newcor's 9.875% Senior Subordinated Notes Due 2008 for $271,250 on July 23, 2001. The purchase of the above shares increased EXX's investment in Newcor to 31.2%, requiring EXX to use the equity method of accounting and reverse the market value adjustment previously recorded on EXX's investment in Newcor and the related comprehensive income and deferred income taxes.


NOTE B - Newcor incurred losses of $6,582,000 and $3,929,000 for the year ended December 31, 2000 and the three months ended
           March 31, 2001, respectively. EXX's 31.2% equity in these losses would have amounted to $2,054,000 and $1,226,000 for the year ended December 31, 2000 and the three months ended March 31, 2001, respectively, if the transactions had occurred on the first day of such periods. The equity in the loss included in the pro forma condensed consolidated statement of operations for the three months ended March 31, 2001 was reduced by approximately $139,000, the amount by which the cumulative losses exceed
           EXX's $3,140,000 investment in Newcor.


NOTE C - Interest income of $49,000 and $12,000 and amortization of bond discount of $27,000 and $7,000 were recorded in the pro forma condensed consolidated statement of operations for the year ended December 31, 2000 and the three months ended March 31, 2001, respectively.


NOTE D - Income taxes in the pro forma condensed consolidated statements of operations have been adjusted to reflect the tax effect of the pro forma adjustments relating to debt discount and interest income using the EXX's effective rate of 34%.

           (c)      Exhibits.  See Exhibit Index.
                    --------

                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 6, 2001

                             EXX INC.



                             By: /s/ David A. Segal
                                ----------------------------------------------
                                 Name:  David A. Segal
                                 Title: Chairman and Chief Executive Officer

                                EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

  2.1 Form of Stock Purchase Agreement, dated July 23, 2001, filed as Exhibit 99(c) to Newcor's Current Report on Form 8-K dated July 31, 2001, is hereby incorporated herein by reference.

 99.1               Press Release dated July 23, 2001.

 99.2 Pages F-1 to F-28 of Newcor's Annual Report on Form 10-K for the year ended December 31, 2000 is hereby incorporated herein by reference.

 99.3 Part I of Newcor's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 is hereby incorporated herein by reference.